UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 17, 2018 (January 17, 2018)
GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)
(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Genesco Inc. (the "Company") announced that Mimi Eckel Vaughn, 51, currently its senior vice president‑finance and chief financial officer, is to be named chief operating officer once her successor as chief financial officer is appointed. The Company is conducting a search for a new chief financial officer.

Vaughn joined the Company as vice president-strategy and business development in 2003, was promoted to senior vice president-strategy and business development in 2006, and was named senior vice president‑strategy and shared services in 2009. She assumed her current position in February 2015.

Vaughn will receive an annual base salary as chief operating officer of $650,000. Her target annual incentive award under the Company's EVA Incentive Plan will be $520,000.

A press release by the Company announcing the appointment is attached to this report as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(d)       Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated January 17, 2018, issued by Genesco Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: January 17, 2018	By:	/s/ Roger G. Sisson
	Name:	Roger G. Sisson
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated January 17, 2018, issued by Genesco Inc.